                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)       May 5, 1997

                            PARK NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Ohio                        1-13006                     31-1179518
   (State or other          (Commission File Number)          (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)

                    50 North Third Street, Newark, Ohio       43055
               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code    (614) 349-8451
                                                     ----------------

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                               Page 1 of 12 Pages
                             Exhibit Index at Page 5


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Item 1.  Changes in Control of Registrant
         --------------------------------

             Not Applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Reference is made to the Registration Statement (the "Registration Statement") on Form S-4 (Registration No. 333-20417) filed with the Securities and Exchange Commission by Park National Corporation ("Park" or the "Registrant") relative to the merger of First-Knox Banc Corp. ("First-Knox") with and into Park (the "Merger"). The Registration Statement contains information regarding the Merger which is the subject matter of this Current Report and which constitutes "previously reported" information as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act").

The Agreement and Plan of Merger, dated as of October 28, 1996, as amended by the Amendment to Agreement and Plan of Merger, dated as of January 10, 1997 (collectively, the "Merger Agreement") was adopted by the stockholders of Park on April 21, 1997 and by the stockholders of First-Knox on April 23, 1997. With all required approvals of regulatory authorities having been received, the Merger became effective on May 5, 1997.

Upon the effectiveness of the Merger, pursuant to the terms of the Merger Agreement, each of the outstanding First-Knox Common Shares was converted into the right to receive .5914 Park Common Shares (the "Exchange Ratio"). As a result of the Merger, approximately 2.3 million Park Common Shares will be issued. The closing sales price of the Park Common Shares on May 5, 1997 as reported on the American Stock Exchange was $57.25.

Substantially all of the real estate, buildings, equipment and other physical property owned by First-Knox and its subsidiaries at the effective time of the Merger were used in the general commercial banking business conducted by First-Knox and its subsidiaries. Park intends to continue to use such real estate, buildings, equipment and other physical property in such banking businesses conducted by the combined companies following the Merger, and Park has no present plans to devote any material amount of such assets to other purposes.

Item 3.  Bankruptcy or Receivership
         --------------------------

             Not Applicable.

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

            Not Applicable.

Item 5.  Other Events
         ------------

On May 5, 1997, Park issued a Press Release announcing that Park had completed the Merger with First-Knox Banc Corp. The Merger of Park and First-Knox creates a $2.2 billion bank holding company with fifty-three full-service banking offices and 1,099 employees serving customers in fifteen central and southern Ohio counties.

With the completion of the Merger, four members of First-Knox's Board of Directors joined Park's Board. The size of Park's Board increased to 16 members. The new Board members are:

              Maureen Buchwald, Vice President, Ariel Corporation;

              James J. Cullers, Attorney, Zelkowitz, Barry & Cullers;

              Philip H. Jordan, Jr., Chairman, First-Knox National Bank and retired President, Kenyon College; and

              James A. McElroy, Chairman of the Board, AMG Industries, Inc.

A copy of the May 5, 1997 Press Release noting the completion of the Merger is filed as Exhibit 99 to this Current Form 8-K and is incorporated herein by reference.

Item  6. Resignations of Registrant's Directors
         --------------------------------------

             Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

a.)  Financial Statements of Business Acquired
     -----------------------------------------

1. The following audited financial statements of First-Knox are hereby incorporated by reference to First-Knox's Annual Report on Form 10-K for the year ended December 31, 1996, as filed with the Commission pursuant to the Exchange Act:

            Report of Independent Auditors

            Consolidated Balance Sheets, December 31, 1996  and 1995

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            Consolidated Statements of Income, for the years ended
            December 31, 1996, 1995, and 1994

            Consolidated Statements of Cash Flows, for the years ended December 31, 1996, 1995, and 1994

            Consolidated Statements of Changes in Shareholders' Equity, for the years ended December 31, 1996, 1995, and 1994

            Notes to Consolidated Financial Statements

2. The following unaudited financial statements of First-Knox are hereby incorporated by reference to First-Knox's Form 10-Q for the quarter ended March 31, 1997, as filed with the Commission pursuant to the Exchange Act:

            Consolidated Balance Sheet, March 31, 1997 and December 31, 1996

            Consolidated Statements of Income, for the quarters ended March 31, 1997 and 1996

            Consolidated Statements of Cash Flows, for the quarters ended March 31, 1997 and 1996

            Notes to Consolidated Financial Statements

b.  Pro Forma Financial Information:
    --------------------------------

1. The following unaudited pro forma combined consolidated financial information of Park and First-Knox are hereby incorporated by reference to the Registration Statement on Form S-4, Registration No. 333-20417:

           Condensed Pro Forma Combined Consolidated Balance Sheet, December 31, 1996

           Condensed Pro Forma Combined Consolidated Statements of Income, for the years ended December 31, 1996, 1995, and 1994.

           Notes to Pro Forma Combined Consolidated Financial Information

2. The following unaudited pro forma combined consolidated financial information of Park and First-Knox are included in this Form 8-K:


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



           Condensed Pro Forma Combined Consolidated Balance Sheet, March 31, 1997 -- Page 8

           Condensed Pro Forma Combined Consolidated Statements of Income, for the quarters ended March 31, 1997 and 1996 -- Pages 9 & 10

           Notes to Pro Forma Combined Consolidated Financial Information -- Page 7

c.  Exhibits
    --------

2.(a.) Agreement and Plan of Merger dated as of October 28, 1996 by and between Park National Corporation and First-Knox Banc Corp. (filed as
           Exhibit 2.a. to the Registration Statement on Form S-4, Registration No. 333-20417.)

2.(b.) Amendment to Agreement and Plan of Merger dated as of January 10, 1997 by and between Park National Corporation and First-Knox Banc Corp. (filed as Exhibit 2.(b.) to the Registration Statement on Form S-4, Registration No. 333-20417.)

23 Consent of Crowe, Chizek and Company LLP, Independent Auditors for First-Knox. See Page 11.

99 Press Release dated May 5, 1997 incorporated herein by reference. See page 12.

Item 8.   Change in Fiscal Year
          ---------------------

             Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S
          ---------------------------------------------------

            Not Applicable.

                                       -5-


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PARK NATIONAL CORPORATION
                                        -------------------------
                                               (Registrant)

Dated:      May 19, 1997                By:    /s/ David C. Bowers
                                               David C. Bowers, Chief Financial
                                               Officer and Secretary

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




                     UNAUDITED PRO FORMA COMBINED FINANCIAL
                                  INFORMATION

The following unaudited pro forma condensed combined financial statements are presented to show the impact on Park's historical financial position and results of operations of the Merger with First-Knox. The Merger is reflected in the unaudited pro forma condensed combined financial information under the pooling-of-interests method of accounting.

The unaudited pro forma condensed combined balance sheet assumes that the Merger was consummated on March 31, 1997, and the unaudited pro forma condensed combined statements of income assume that the Merger was consummated at the beginning of each period. In each instance, the exchange ratio was assumed to be
 .5914.

The pro forma information should be read in conjunction with the historical financial statements (including the related notes thereto) regarding Park and First-Knox incorporated herein by reference. The pro forma information is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger been consummated at the beginning of the period for which an income instatement is presented, nor is it necessarily indicative of the results of operations of future periods or the future combined financial position.

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



                  CONDENSED PRO FORMA COMBINED BALANCE SHEET AT
                                 MARCH 31, 1997
                             (dollars in thousands)

                                                                                    Pro Forma
                                                    Park           First-Knox        Combined
                                                    ----           ----------        --------

Cash and Due from Banks                         $    59,878       $    14,066      $    73,944
Interest-Bearing Deposits with Banks                    -0-               495              495
Federal Funds Sold                                   30,700               -0-           30,700
Securities Available-For-Sale                       365,710           174,585          540,295
Securities Hold to Maturity                          10,723               -0-           10,723
Loans, Net of Unearned Income                     1,130,058           365,593        1,495,651
Allowance for Loan Losses                            28,948             4,639           33,587
                                                -----------       -----------      -----------
Loans, Net                                        1,101,110           360,954        1,462,064
Bank Premises and Equipment                          16,780            10,581           27,361
Other Assets                                         58,972             8,365           67,337
                                                -----------       -----------      -----------
      Total Assets                              $ 1,643,873       $   569,046      $ 2,212,919
                                                ===========       ===========      ===========

Deposits                                        $ 1,346,280       $   431,732      $ 1,778,012
Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase            128,531             8,786          137,317
Other Short-Term Borrowings                           2,265            11,840           14,105
Long-Term Debt                                          -0-            61,618           61,618
Other Liabilities                                    18,426             5,157           23,583
                                                -----------       -----------      -----------
      Total Liabilities                         $ 1,495,502       $   519,133      $ 2,014,635
                                                -----------       -----------      -----------


Common Stock                                         26,857            11,740           38,597
Capital Surplus                                         -0-            26,040           26,040
Unrealized Holding (Loss) Gain on
     Available-for-Sale Securities, Net                (108)              511              403
Retained Earnings                                   126,261            11,622          137,883
Treasury Stock                                       (4,639)              -0-           (4,639)
      Total Stockholders' Equity                    148,371            49,913          198,284
                                                -----------       -----------      -----------

Total Liabilities and Stockholders' Equity      $ 1,643,873       $   569,046      $ 2,212,919
                                                ===========       ===========      ===========




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



                   CONDENSED PRO FORMA COMBINED STATEMENTS OF
                  INCOME FOR THE QUARTER ENDED MARCH 31, 1997
                    (dollars in thousands, except share data)

                                                                                               Pro Forma
                                                                 Park         First-Knox       Combined
                                                                 ----         ----------       --------

Interest Income                                               $   32,591      $   10,902      $   43,493
Interest Expense                                                  13,318           5,459          18,777
                                                              ----------      ----------      ----------
Net Interest Income                                               19,273           5,443          24,716

Provision for Loan Losses                                          1,035             159           1,194
Net Interest Income After Provision
                          for Loan Losses                         18,238           5,284          23,522

Noninterest Income                                                 4,075             951           5,026
Noninterest Expense                                               11,562           3,969          15,531
                                                              ----------      ----------      ----------
Income Before Federal Income Taxes                                10,751           2,266          13,017
Provision for Federal Income Taxes                                 3,455             572           4,027
                                                              ----------      ----------      ----------
Net Income                                                    $    7,296      $    1,694      $    8,990
                                                              ==========      ==========      ==========

Earnings Per Common and Common Equivalent Shares:
      Primary                                                 $     1.02      $      .44      $      .96
      Fully Diluted                                                           $      .44      $      .96

Average Common and Common Equivalent Shares Outstanding:
      Primary                                                  7,121,676       3,826,856       9,384,879
      Fully Diluted                                                            3,827,794       9,385,433





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



                   CONDENSED PRO FORMA COMBINED STATEMENTS OF
                  INCOME FOR THE QUARTER ENDED MARCH 31, 1996
                    (dollars in thousands, except share data)

                                                                                               Pro Forma
                                                                 Park          First-Knox      Combined
                                                                 ----          ----------      --------

Interest Income                                               $   29,903      $    9,603      $   39,506
Interest Expense                                                  12,319           4,613          16,932
                                                              ----------      ----------      ----------
Net Interest Income                                               17,584           4,990          22,574

Provision for Loan Losses                                          1,005              81           1,086
Net Interest Income After Provision
                          for Loan Losses                         16,579           4,909          21,488

Noninterest Income                                                 3,387             853           4,240
Noninterest Expense                                               10,984           3,814          14,798
                                                              ----------      ----------      ----------
Income Before Federal Income Taxes                                 8,982           1,948          10,930
Provision for Federal Income Taxes                                 2,887             454           3,341
                                                              ----------      ----------      ----------
Net Income                                                    $    6,095      $    1,494      $    7,589
                                                              ==========      ==========      ==========

Earnings Per Common and Common Equivalent Shares:
      Primary                                                 $      .85      $      .39      $      .81
      Fully Diluted                                                           $      .39      $      .81

Average Common and Common Equivalent Shares Outstanding:
      Primary                                                  7,136,037       3,793,624       9,379,586
      Fully Diluted                                                            3,793,624       9,379,586




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